EXHIBIT 10.9




                    INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of April
               __, 1996, among CLARK-SCHWEBEL HOLDINGS, INC., a Delaware corporation (the "Parent"), FORT MILL A INC., a Delaware corporation ("Fort Mill"), CLARK-S ACQUISITION CORPORATION, a Delaware corporation (the "Purchaser"), CLARK-SCHWEBEL, INC., a Delaware corporation (the "Company"), each Domestic Subsidiary of the Borrower party hereto (the "Subsidiary Grantors" and, together with the Parent, Fort Mill, the Purchaser, the Company and the Borrower referred to below, the "Grantors") and CHEMICAL BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).


     Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Purchaser, the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent")and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Lenders and the Issuing Bank, respectively, have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower, pursuant to, and on the terms and subject to the conditions specified in, the Credit Agreement.

     On the Closing Date, the Purchaser will merge (the "Fort Mill Merger") into Fort Mill, with Fort Mill as the surviving corporation and CS Finance Corporation of Delaware will merge with the Company, with the Company as the surviving corporation. On the first Business Day following the Closing Date, Fort Mill will merge (the "Post-Closing Merger") into the Company, with the Company as the surviving corporation. As used in this Agreement "Borrower" shall mean (i) initially, the Purchaser, (ii) upon consummation of the Fort Mill Merger, Fort Mill, as the surviving corporation of the Fort Mill Merger, and
(iii) upon consummation of the Post-Closing Merger, the Company, as the surviving corporation of the Post-Closing Merger.

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                                       2


     The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of an intellectual property security agreement in the form hereof to secure the due and punctual payment of, with respect to each Grantor, its obligations as obligor or guarantor in respect of (a) the principal of, premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement, this Intellectual Property Security Agreement and the other Loan Documents (as defined in the Credit Agreement) to which such Loan Party is or is to be a party and (d) all obligations of the Borrower under each Rate Protection Agreement and Currency Protection Agreement entered into with any Lender (all the foregoing obligations being referred to collectively as the "Obligations").

     Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their successors and assigns), hereby agree as follows:


                      ARTICLE I. DEFINITIONS

     SECTION 1.01. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Collateral" shall mean all of the following, whether now owned or hereafter acquired by the Grantors: (a) Patents, including all granted Patents, recordings and pending applications, including those listed on Schedule I attached hereto, (b) Trademarks, including all registered Trademarks, registrations, recordings, and pending applications, including those listed on
Schedule II attached hereto, (c) Copyrights, including all registered Copyrights, registrations, recordings, supplemental registrations and pending applications, including those listed on Schedule III attached hereto, (d) Licenses, including those listed on Schedule IV hereto, (e) General Intangibles, and (f) all products and Proceeds (including insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all the property described above. Notwithstanding any other provision of this Agreement to the contrary,

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                                       3


"Collateral" shall not include (i) cash and Permitted Investments (and accounts holding such cash and Permitted Investments) owned by the Parent which the Parent is permitted to hold in accordance with the Loan Documents or (ii) any assets of, interests in, or proceeds, distributions or dividends from, any Joint Venture held by any Grantor.

     "Copyrights" shall mean all of the following in which any Grantor now or hereafter has any right, title or interest: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

     "Copyright License" shall mean any agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor now or hereafter otherwise has the right to license, or granting any right to such Grantor now or hereafter under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "General Intangibles" shall mean all intangible, intellectual or other similar property of the Grantors of any kind or nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations, franchises, and all other intellectual or other similar property rights not otherwise described above.

     "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense as to which any Grantor is a party (other than those license agreements in existence as of the date hereof and listed on
Schedule IV hereto and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

     "Patent License" shall mean any agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which such Grantor now or hereafter otherwise has the right to license, is in existence, or granting to such Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement.
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                                       4


     "Patents" shall mean all the following in which any Grantor now or hereafter has any right, title or interest: (a) all letters patent of the United States or any other country, including patents, design patents or utility models, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

     "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, any claim of any Grantor against third parties for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (a) past, present or future infringement of any Patent now or hereafter owned by any Grantor or licensed under a Patent License, (b) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (c) past, present or future breach of any License, (d) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral. "Proceeds" shall include all "proceeds" as defined in the Uniform Commercial Code as in effect in the State of New York on April 17, 1996.

     "Trademark License" shall mean any agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that such Grantor now or hereafter otherwise has the right to license, or granting to such Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "Trademarks" shall mean all of the following in which any Grantor now or hereafter has any right, title or interest: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business

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                                       5


names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions, or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

     SECTION 1.02. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.


                   ARTICLE II. SECURITY INTEREST

     SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, of the Obligations, each Grantor hereby creates, bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing first priority security interest in all such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or similar office in any other country), or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, naming any Grantor as debtor and the Collateral Agent as secured party.

     Each Grantor agrees at all times to keep accurate and complete accounting records with respect to the Collateral, including a record of all payments and Proceeds received in respect thereof.

     SECTION 2.02. Further Assurance. Each Grantor agrees, at its own cost and expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or any of the Secured Parties may from time to time reasonably request for better assuring, preserving and perfecting the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement,

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                                       6


the granting of the Security Interest created hereby, the filing of any financing statement or other documents (including filings with the United States Patent and Trademark Office and the United States Copyright Office or similar offices in any other country) in connection herewith, and the execution and delivery of any document required to supplement this Agreement with respect to any Patents, Trademarks and/or Copyrights applied for, acquired, registered (or for which registration applications are filed) or issued after the date hereof; provided however that until an Event of Default shall have occurred and be continuing, no Grantor may enter into any concentration account, blocked account, lockbox or similar arrangement for the benefit of any Secured Party with respect to any Collateral constituting cash, Permitted Investments, Collection Deposit Accounts, bank accounts or lockboxes. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall (to the extent not previously pledged and delivered pursuant to the Pledge Agreement) be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Each Grantor agrees promptly to notify the Collateral Agent of any change (a) in its corporate name,
(b) in the location of its chief executive office and (c) in its chief place of business. Each Grantor agrees promptly to notify the Collateral Agent, after it becomes aware, if any material portion of the Collateral (taken as a whole with all Collateral under the other Loan Documents) is canceled or overturned, opposed, misappropriated, injured, infringed, lost (other than due to expiration of any issued Patent or any Copyright) or, if applicable, diluted.

     SECTION 2.03. Inspection and Verification. Without limiting the scope of
Section 5.07 of the Credit Agreement, the Collateral Agent and such representatives as the Collateral Agent may reasonably designate shall have the right to inspect, at any reasonable time or times, the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss any Grantor's affairs with the officers of such Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quantity, value, conditions and status of, or any other matter relating to, such Collateral, including, in the case of Collateral in the possession of any third party (with, except after an Event of Default shall have occurred and during the continuance thereof, the consent of such Grantor, which consent shall not be unreasonably withheld), by contacting such person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Secured Parties.

     SECTION 2.04. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests

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or other encumbrances at any time levied or placed on the Collateral and not permitted under this Agreement or other Loan Documents, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by this Agreement or the other Loan Documents, and such Grantor agrees to reimburse the Collateral Agent within 30 days of demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 2.04 shall be interpreted as excusing any Grantor for the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     SECTION 2.05. Amendment of Schedules. Each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to modify this Agreement by amending Schedules I, II, III, or, IV hereto or to add additional schedules hereto to include any asset or item that may be Copyrights, Patents, Trademarks, or any other type of Collateral, as the case may be, under this Agreement; provided, however, that any Grantor shall have the right to advise the Collateral Agent in writing of such Collateral's deviation from or failure to meet the representations and warranties made by such Grantor hereunder. Each Grantor covenants and agrees with the Collateral Agent that such Grantor will use its best efforts to make such representations and warranties true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the addition of such Collateral to a Schedule hereto.

     SECTION 2.06. Security Agreement. Each Grantor and the Collateral Agent acknowledge and agree that, contemporaneously with the execution and delivery of this Agreement, they are executing and delivering the Security Agreement, pursuant to which each Grantor unconditionally grants to the Collateral Agent and its successors and assigns, for the benefit of the Secured Parties and their successors and assigns, a continuing security interest in all property, assets, rights and interests of each Grantor (including the Collateral). This Agreement is supplemental to the Security Agreement, and the Security Agreement, and all rights and interests of the Collateral Agent in and to the Collateral thereunder, are hereby ratified, confirmed and approved. Any and all rights and interests of the Collateral Agent in and to the Collateral hereunder, and any and all obligations of the Grantors with respect to the Collateral hereunder, shall only supplement and be cumulative to the rights and interests of the Collateral Agent, and the obligations of the Grantors, in, to or with respect to the Collateral as provided in or arising under the Security Agreement. In the event of any conflict between this Agreement and the Security Agreement, the Security Agreement shall control.
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                                       8


     SECTION 2.07. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.

            ARTICLE III. REPRESENTATIONS AND WARRANTIES

     Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent that:

     SECTION 3.01. Validity of Patents, Trademarks and Copyrights. Each of the Patents, Trademarks and Copyrights material to the conduct of the Borrower's business on a consolidated basis are subsisting, as of the date hereof, and have not been adjudged invalid or unenforceable, in whole or in material part.

     SECTION 3.02. Title and Authority. Each Grantor has good and valid rights in and/or title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

     SECTION 3.03. Filings. (a) Fully executed financing statements containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office in each jurisdiction located within the United States as are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of the Collateral in which a security interest may be perfected by filing a financing statement or analogous document in the United States and its political subdivisions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or other documents of similar effect.

     (b) Each Grantor shall ensure and warrant that fully executed security agreements in the form hereof and containing a description of the Collateral will be received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect

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                                       9


to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Sec. 261, 15 U.S.C. Sec. 1060 or 17 U.S.C. Sec, 205 and the regulations thereunder, as applicable, to protect the validity and first priority of and to perfect a valid first priority security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of the Collateral in which a security interest may be perfected by filing in such offices and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Collateral Agent's first priority security interest with respect to any Collateral (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.04. Validity of Security Interests. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) upon filing the financing statements and making the filings with the United States Copyright Office, United States Patent and Trademark Office and appropriate state offices with respect to state registered trademarks, in each case as referred to in
Section 3.03 above, a perfected security interest in all such Collateral in which a security interest may be perfected by filing in the United States and its territories and possessions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted pursuant to Section 3.06 of this Agreement and other Liens expressly permitted to be prior pursuant to the other Loan Documents.

          SECTION 3.05. Information Regarding Names and Locations. Each Grantor has disclosed in writing to the Collateral Agent on Schedule V any material trade names used to identify it in its business or in the ownership of its properties during the five years prior to the Closing Date.

          SECTION 3.06. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien of any nature whatsoever (except for Liens expressly permitted by Section 6.02 of the Credit Agreement or hereby and any liens or licenses listed on Schedule VI or as permitted under the other Loan Documents). Other than as contemplated hereby or by the Security Agreement, the Grantors have not filed (a) any financing statement or analogous document under the Uniform Commercial Code, (b) any assignment in which any Grantor assigns the Collateral, any security agreement or any similar instrument covering any Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof and (c) any assignment in which any Grantor assigns the Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.
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                                       10


          SECTION 3.07. Licenses. To each Grantor's best knowledge, on the date hereof, there is no material default by any Licensee under any material License, including those listed on Schedule IV hereto.


                       ARTICLE IV. COVENANTS

          SECTION 4.01. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent that is material to the conduct of the business of the Borrower and the Subsidiaries taken as a whole shall become invalidated or dedicated to the public, and shall continue to mark any products covered by any such Patent with the relevant patent number as necessary and sufficient to establish and preserve such Grantor's maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through licensees) will, for each Trademark material to the conduct of the business of the Borrower and the Subsidiaries taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve such Grantor's maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through licensees) will, for each work covered by a Copyright material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve such Grantor's maximum rights under applicable copyright laws.

          (d) Each Grantor will notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Borrower and the Subsidiaries taken as a whole may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.
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                                       11


          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence (and, in the case of applications for Patents with the United States Patent and Trademark Office, perfect) the Collateral Agent's security interest in such Patent, Trademark or Copyright of any Grantor and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes after and during the continuance of an Event of Default, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full and the Commitments and the Letters of Credit are terminated.

          (f) Each Grantor will take all reasonably necessary steps that are consistent with customary practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Borrower and the Subsidiaries taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

          (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the business of the Borrower and the Subsidiaries taken as a whole is believed by such Grantor to have been infringed, misappropriated or diluted by a third party, the Grantor that shall have granted a security interest therein hereunder promptly will promptly notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

          SECTION 4.02. Protection of Security. Each Grantor will, at its own cost and expense, take any and all reasonable actions necessary to defend title to the Collateral against all persons, properly to maintain, protect and preserve the Collateral and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not permitted hereunder or under the Credit Agreement.
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                                       12


          SECTION 4.03. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each License, contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Collateral Agent and the other Secured Parties and each of them severally, from any and all liabilities arising from the failure of any Grantor to observe and perform all the conditions and obligations to be observed and performed by it under each License, contract, agreement, interest or obligation relating to the Collateral. Without limiting the foregoing, the Collateral Agent shall have no obligation or liability under any License by reason of or arising out of this Agreement or the granting or the assignment to the Collateral Agent of the Security Interest or the receipt by the Collateral Agent of any payment related to any License pursuant hereto, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any License, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 4.04. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made any assignment for security, pledge or hypothecation of the Collateral owned by it, or grant any other security interest in such Collateral except to the extent permitted hereunder or under
Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral owned by it, and each Grantor shall remain at all times in possession thereof other than transfers to the Collateral Agent pursuant to the provisions hereof or of the Security Agreement, except as expressly permitted under the Credit Agreement and except that so long as no Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower to the contrary, each Grantor may use or license the Collateral owned by it in any lawful manner that is in the ordinary course of its business and is not inconsistent with the provisions of this Agreement, the Security Agreement and the Credit Agreement.

          SECTION 4.05. Place of Business. Each Grantor agrees not to change, or permit to be changed, the location of its chief executive office or the name or names used to identify it in its business or in the ownership of its properties unless all filings under the Uniform Commercial Code or under other applicable United States laws that are required to be made with respect to the Collateral have been made and the Collateral Agent has a valid, legal and perfected security interest in the Collateral, subject to no liens, other than Liens permitted by Section 3.06 of this Agreement or permitted by the other Loan

Documents and any liens or licenses listed on Schedule VI, and prior notice thereof has been given to the Collateral Agent along with copies of all such filings to be made.

          SECTION 4.06. Future Rights. (a) If any Grantor shall obtain rights to any asset or item that may be considered Collateral, the provisions of Section
2.01 shall automatically apply thereto and each Grantor will give to the Collateral Agent prompt notice thereof in writing.

          (b) With respect to any such asset or item that may be considered Collateral as set forth in paragraph (a) above, each Grantor will follow the procedures set forth in Section 3.03, as applicable, to ensure that the Collateral Agent's security interest therein is perfected.

          SECTION 4.07 Assignment of Licenses. Upon and during the continuance of an Event of Default, each Grantor will use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantors' rights, title and interest thereunder to the Collateral Agent or its designee.

          SECTION 4.08 Liabilities and Indemnification. (a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding any Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse), license or sublicense thereof by any Grantor or any licensee of such Grantor, whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. All such liabilities shall be borne exclusively by the Grantors.

          (b) The Grantors jointly and severally agree to indemnify and hold harmless the Collateral Agent from and against, and within 30 days of demand shall pay to the Collateral Agent the amount of, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, reasonable expenses, obligations or liabilities of any kind or nature (except those resulting from the Collateral Agent's gross negligence or willful misconduct) specified in Sections 4.03 and 4.08(a), or arising in any way out of or in connection with this Agreement, the Collateral, custody, preservation, use or operation of the Collateral, any actual or alleged infringement or misappropriation of the rights or property of any third party, the production, marketing, delivery, sale and provision of goods or services under or in connection with the Collateral, the sale, transfer or other disposition of or collection from or other realization upon any of the Collateral, the exercise or enforcement by the Collateral Agent of any right or remedy granted to it hereunder, any action taken or omitted to be taken by the Collateral Agent hereunder, the failure of any Grantor to perform or observe any of the provisions hereof, or matters relating to any of the foregoing.


                        ARTICLE V. REMEDIES

          SECTION 5.01. Collections. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right, as the true and lawful agent of the Grantors, with the power of substitution for the Grantors and in the Grantors' names, the Collateral Agent's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties (a) upon notice from the Collateral Agent, to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (f) to license or, to the extent permitted by any applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers or other adequate provision cannot be secured therefor); and (g) generally to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that except as provided for by law or the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the money due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent. It is understood and agreed that the appointment of the Collateral Agent as the agent of the Grantors for the purposes set forth above in this Section

5.01 is coupled with an interest and is irrevocable. The provisions of this
Section 5.01 shall in no event relieve the Grantors of any of their obligations hereunder or under the Credit Agreement or any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder or by law or by the Security Agreement, or otherwise.

          SECTION 5.02 Other Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor expressly agrees that, to the fullest extent permitted under applicable law, (a) the Security Interest on demand shall become an assignment, transfer and conveyance of the Collateral by such Grantor to the Collateral Agent and (b) the Collateral Agent on demand shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of all tangible manifestations or embodiments of the Collateral and documentation relating thereto and all business records, documents, files, prints and labels with respect to the Collateral, and without liability for trespass and without breach of the peace, to enter any premises where such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral may be located for the purpose of taking possession of or removing such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other law applicable to any part of the Collateral. Subject to and without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the immediate right, with or without legal process and with or without previous notice or demand for performance, all of which are hereby expressly waived, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof where the failure to obtain such a representation and agreement could result in a violation of any applicable securities laws, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the Grantors at least 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice to the Grantors. At any public sale made pursuant to this Section 5.02, the Collateral Agent or any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such Secured Party from any Grantor as a credit against the purchase price, and the Collateral Agent or such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; provided, however, that in the event the Obligations shall have been paid in full, the Grantors shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgement or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 5.03. Application of Proceeds of Sale. The Collateral Agent shall apply the proceeds of any sale of the Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and reasonable fees, other reasonable charges and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the Collateral Agent for distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.04. Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling the Collateral Agent to exercise its rights and remedies under Article V hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense (under the same terms and conditions as the underlying license) any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon such Grantor notwithstanding any subsequent cure of an Event of Default. The Collateral Agent agrees to apply the net proceeds received from any license as provided in Section 5.03.


                    ARTICLE VI.  MISCELLANEOUS

          Section 6.01. The Collateral Agent Appointed Attorney-in-Fact. Except as otherwise provided herein, each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor, effective upon the occurrence and during the continuance of an Event of Default, for the purposes of carrying out the provisions of this Agreement, taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and doing all other acts that such Grantor is obligated to do hereunder. Such appointment is in each case irrevocable and coupled with an interest. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 6.02. Collateral Agent's Fees and Expenses; Indemnification.
(a) The Grantors jointly and severally agree to pay within 30 days of demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof. If the Grantors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Grantors hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

     (b) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.02 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.

          SECTION 6.03. Notices. Notices and other communications provided for herein shall be in writing and given (i) in the case of communications and notices to the Borrower, the Collateral Agent or any Lender, as provided in the Credit Agreement and (ii) in the case of communications and notices to any other Grantor, as provided in the Guarantee Agreement.

          SECTION 6.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantors or the Collateral Agent or that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns referred to above.

     (b) No Grantor shall assign or delegate any of its rights and duties hereunder, except as permitted by the Loan Documents.

     (c) The covenants, promises and agreements by the Grantors shall inure to the benefit of each Secured Party and each assignee of any Secured Party permitted under Section 9.04 of the Credit Agreement.

          SECTION 6.05. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT FEDERAL LAW OR LAWS OF ANOTHER STATE OR FOREIGN JURISDICTION MAY APPLY TO PATENTS, TRADEMARKS, COPYRIGHTS OR REMEDIES.

          SECTION 6.06. Waivers, Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other right or power. The rights and remedies of the Collateral Agent hereunder and of other Secured Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provisions hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between any Grantor and the Collateral Agent, with the prior written consent of the Required Lenders; provided, however, that except as provided herein or in the other Loan Document, no such agreement shall amend, modify, waive or otherwise affect the rights or duties of the Collateral Agent hereunder without the prior written consent of the Collateral Agent.

          SECTION 6.07. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Documents, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other Collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the payment in full of all the Obligations and the termination of the Commitments and the Letters of Credit).

          SECTION 6.08. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and the Collateral Agent and shall survive the making by the Lenders of the Loans and the issuance by the Issuing Bank of any Letter of Credit regardless of any investigation made by the Secured Parties or the Collateral Agent or on their behalf, and shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid and any Commitment or Letter of Credit has not been terminated.

          SECTION 6.09. Binding Effect; Assignments. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void) except as expressly contemplated by this Agreement or the other Loan Documents.

          SECTION 6.10. Termination; Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been paid in full and the Commitments and the Letters of Credit have been terminated.

     (b) Upon (i) any sale by any Grantor of any Collateral that is permitted under the Credit Agreement and, if required, the application of the Net Cash Proceeds of such sale in accordance with Section 2.12 of the Credit Agreement or
(ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

     (c) In connection with any termination or release pursuant to preceding paragraph (a) or (b) above, the Collateral Agent shall execute and deliver to such Grantor, at such Grantor's expense, all Uniform Commercial Code termination statements and other documents in order to terminate any United States Patent and Trademark Office filings and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section 6.10 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 6.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

          SECTION 6.12. Severability. In the event of any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

     (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or thereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.03. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 6.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together shall constitute but one instrument, and shall become effective as provided in Section 6.9.

          SECTION 6.15. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 6.16. Additional Grantors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary (other than any Joint Venture). Upon execution and delivery, after the date hereof, by the Collateral Agent and a Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              CLARK-SCHWEBEL HOLDINGS, INC.



                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              CLARK-S ACQUISITION CORPORATION



                              By:
                                  ------------------------------
                                  Name:
                                  Title:


                              FORT MILL A INC.


                              By:
                                  ------------------------------
                                  Name:
                                  Title:

                              CLARK-SCHWEBEL, INC.


                              By:
                                  ------------------------------
                                 Name:
                                 Title:


                              CHEMICAL BANK, as Collateral Agent



                              By:
                                  ------------------------------
                                  Name:
                                  Title:

                                                                      Annex 1 to
                                                       the Intellectual Property
                                                              Security Agreement




                    SUPPLEMENT NO.             dated as of [
                      ], to the Intellectual Property Security Agreement dated
               as of April __, 1996 (the "Intellectual Property Security Agreement"), among CLARK-SCHWEBEL, INC., a Delaware corporation (the "Borrower"), Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), each Domestic Subsidiary of the Borrower party thereto (collectively, the "Subsidiary Grantors" and, together with the Parent and the Borrower, the "Grantors") and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          A. Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intellectual Property Security Agreement and the Credit Agreement.

          C. Certain Domestic Subsidiaries have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans to the Borrower and to induce the Issuing Bank to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Intellectual Property Security Agreement as a Grantor upon becoming a Domestic Subsidiary (other than any Joint Venture). Section 6.16 of the Intellectual Property Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned

(the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Intellectual Property Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Grantor agree as follows:

          SECTION 1. In accordance with Section 6.16 of the Intellectual Property Security Agreement, the New Grantor by its signature below becomes a Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Intellectual Property Security Agreement shall be deemed to include the New Grantor. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.

          SECTION 4. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices to the Collateral Agent hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Grantor shall be in writing and given as provided in the Guarantee Agreement.

          SECTION 8. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursement of counsel for the Collateral Agent.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.


                                   [NAME OF NEW GRANTOR],

                                   by


                                   -----------------------------------
                                   Name:
                                   Title:


                                   CHEMICAL BANK, as Collateral Agent,

                                   by

                                   -----------------------------------
                                   Name:
                                   Title: